United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

July 19, 2024 (July 19, 2024)

Date of Report (Date of earliest event reported)

Welsbach Technology Metals Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41183	87-1006702
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4422 N. Ravenswood Ave #1025 Chicago, Illinois 60640
(Address of Principal Executive Offices, including zip code)

Registrant’s telephone number, including area code: (251) 280-1980

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Common Stock, $0.0001 par value, and one Right to receive one-tenth of one share of Common Stock	WTMAU	The Nasdaq Stock Market LLC
Common Stock, $0.0001 par value per share	WTMA	The Nasdaq Stock Market LLC
Rights, each exchangeable into one-tenth of one share of Common Stock	WTMAR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into Material Definitive Agreements.

On July 19, 2024, the board of directors (the “Board”) of Welsbach Technology Metals Acquisition Corp. (the “Company” or “WTMA”) appointed Mr. Justin Werner (“New Director”) as a director of the Company (the “Appointment”), effectively immediately.

For more information on the Appointment, refer to Item 5.02 of this Current Report on Form 8-K.

In connection with the Appointment, the Board authorized the Company to enter into indemnity agreement with the New Director (the “Indemnity Agreement”). The Company and New Director consented to and executed the Indemnity Agreement on July 19, 2024. A copy of the form of Indemnity Agreement is incorporated by reference as Exhibit 10.1 to this Current Report on Form 8-K.

In exchange for New Director’s service on the Board, the Board further authorized the Company to enter into certain agreements with the New Director (the “Share Compensation Agreement”). The Company and New Director consented to and executed the Share Compensation Agreement on July 19, 2024.

For more information on the Share Compensation Agreement, refer to Item 5.02 of this Current Report on Form 8-K.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Agreements of Certain Officers.

On March 18, 2024, Ms. Emily King resigned from her position as director, and a member of the Audit Committee, member of the Compensation Committee, and member of the Special Committee of the Board of Directors of the Company, effective immediately on March 18, 2024, and Mr. Andrew Switaj resigned from his position as director, and chair of the Compensation Committee, member of the Audit Committee, and member of the Special Committee of the of Board of Directors of the Company, effectively immediately on March 18, 2024. Neither Ms. King’s nor Mr. Switaj’s resignation is a result of any disagreement with the Company on any matter related to the operations, policies, or practices of the Company.

On July 19, 2024, the Board appointed the New Director to serve as an independent director of the Company, and member of the Company’s Audit Committee and Compensation Committee.

Mr. Justin Werner – Director

Justin Werner has over 20 years of mining experience and has founded several successful Indonesian mining and exploration companies. He is currently the Managing Director of Nickel Mines Limited (ASX:NIC), a Nickel Laterite miner and Nickel Pig Iron producer listed on the ASX with a market cap of A$4 billion, located in the Morowali Regency, Sulawesi. Additionally, Mr. Werner serves as a Non-Executive Director of Alpha HPA (ASX:A4N), which is completing a bankable feasibility study for constructing a high-purity alumina plant to supply the Electric Vehicle market. Previously, Mr. Werner was the founding partner of PT Gemala Borneo Utama, an Indonesian mining and exploration company that successfully developed and brought into production the ‘Buduk’ heap leach gold project in Kalimantan. This project was sold in 2008 to PT Renaissance Capital, one of Indonesia’s largest private equity groups. PT Gemala Borneo Utama also conducted a successful exploration program on Romang Island, identifying a significant 1Moz polymetallic deposit with ASX-listed Robust Resources, until it was taken over in 2014 by Indonesian billionaire Anthony Salim for A$97 million. Mr. Werner also served as the Managing Director of ASX-listed Augur Resources, where he led the discovery of 1.54 million oz Au eq Randu Kuning deposit in Central Java, Indonesia. Before becoming a project developer, Mr. Werner led many successful turnaround projects for blue-chip mining companies around the globe, including BHP Billiton, Rio Tinto, Freeport McMoRan, Lihir Gold, and Placer Dome, delivering hundreds of millions of dollars in cost and productivity improvements. Justin Werner is a highly motivated individual focused on execution and project delivery, with extensive experience across various commodities and international mining jurisdictions, including Asia, America, and Australasia. Justin Werner holds a Bachelor of Arts in Management from the University of Sydney in Australia.

The New Director will not receive any compensation for their position in the Company, except that WTMA and the Welsbach Acquisition Holdings LLC have agreed with the New Director to cause the surviving entity of any future WTMA initial business combination (“MergeCo”) to issue to the New Director share compensation of additional ordinary or common shares of MergeCo (the “Share Compensation”) immediately following the consummation of an initial business combination. The foregoing summary of the Share Compensation does not purport to be complete and is qualified in its entirety by reference to the form of share compensation agreement attached hereto as Exhibit 10.2 and incorporated herein by reference.

The New Director does not hold any other positions with the Company and is not related to any of the Company’s directors or officers. Furthermore, the New Director is not a related person, promoter, or control person as defined in Regulation 404(a).

Cautionary Statement Regarding Forward-Looking Statements

Certain statements made in this Current Report on Form 8-K are “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Such “forward-looking statements” with respect to the proposed transaction between a target and WTMA include statements regarding the benefits of the transaction, the anticipated timing of the transaction and the products and markets of a target. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report on Form 8-K, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of WTMA’s securities, (ii) the risk that the transaction may not be completed by WTMA’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by WTMA, (iii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of a Merger Agreement by the shareholders of WTMA, the satisfaction of the minimum amount in the trust account, if any, following redemptions by WTMA’s public shareholders and the receipt of certain governmental and regulatory approvals, (iv) the potential lack of a third party valuation in determining whether or not to pursue the proposed transaction, (v) the inability to complete a PIPE investment, (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of a Merger Agreement, (vii) the effect of the announcement or pendency of the transaction on a target’s business relationships, operating results, and business generally, (viii) risks that the proposed transaction disrupts current plans and operations of a target and potential difficulties in employee retention as a result of the transaction, (ix) the outcome of any legal proceedings that may be instituted against a target or against WTMA related to a Merger Agreement or the proposed transaction, (x) the ability to maintain the listing of WTMA’s securities on a national securities exchange, (xi) the price of WTMA’s securities may be volatile due to a variety of factors, including changes in the competitive and regulated industries in which WTMA plans to operate or a target operates, variations in operating performance across competitors, changes in laws and regulations affecting WTMA’s or a target’s business, a target’s inability to implement its business plan or meet or exceed its financial projections and changes in the combined capital structure, (xii) changes in general economic conditions, including as a result of the COVID-19 pandemic, and (xiii) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in a registration statement on Form S-4 following identification of a target and execution of a Merger Agreement, the proxy statement/prospectus and other documents filed or that may be filed by WTMA from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and a target and WTMA assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither a target nor WTMA gives any assurance that either a target or WTMA, or MergeCo, will achieve its expectations.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Indemnity Agreement (incorporated by reference to Exhibit 10.5 to the Company’s Form S-1, filed with the Securities and Exchange Commission on December 2, 2021)
10.2	Share Compensation Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 19, 2024

Welsbach Technology Metals Acquisition Corp.

By:	/s/ Christopher Clower
Name:	Christopher Clower
Title:	Chief Operating Officer and Director

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